Other information	12 Months Ended
Dec. 31, 2018
Other information [Abstract]
Other information
Note 23.- Other information

23.1 Restricted Net assets

Certain of the consolidated entities are restricted from remitting certain funds to Atlantica Yield plc. as a result of a number of regulatory, contractual or statutory requirements. These restrictions are mainly related to standard requirements to maintain debt service coverage ratios. At December 31, 2018, the accumulated amount of the temporary restrictions for the entire restricted term of these affiliates was $625 million.

The Company performed a test on the restricted net assets of consolidated subsidiaries in accordance with Securities and Exchange Commission Regulation S-X Rule 12-04 and concluded the restricted net assets exceeded 25% of the consolidated net assets of the Company as of December 31, 2018. Therefore, the separate financial statements of Atlantica Yield, Plc. do have to be presented (see Appendix V (Schedule I) for details).

23.2 Subsequent events

On February 26, 2019, the Board of Directors of the Company approved a dividend of $0.37 per share, which is expected to be paid on or about March 22, 2019.

On January 29, 2019, PG&E Corporation and its regulated utility subsidiary, Pacific Gas and Electric Company (collectively “PG&E”), the off-taker for Atlantica Yield with respect to the Mojave plant, filed for reorganization under Chapter 11 of the Bankruptcy Code in the U.S. Bankruptcy Court for the Northern District of California (the “Bankruptcy Court”). As a consequence, PG&E has not paid the portion of the invoice corresponding to the electricity delivered for the period between January 1 and January 28, 2019, which was due on February 25, given that the services relate to the pre-petition period and any payment therefore would require approval by the Bankruptcy Court. However, PG&E has paid the portion of the invoice corresponding to the electricity delivered after January 28. A default of the PPA agreement with PG&E occurred with the PG&E bankruptcy filing and such default could trigger an event of default under our Mojave project finance agreement if certain other conditions were met, namely if (i) such default could reasonably be expected to result in a material adverse effect to Mojave or (ii) PG&E failed to assume the PPA within 60 days of its chapter 11 filing, extendable to 180 days provided that PG&E continues to perform under the PPA. As of December 31, 2018, Mojave had $739 million outstanding under its project financing agreement with the Federal Financing Bank, with a guarantee from the DOE. Additionally, Mojave represents approximately 13.5% of 2018 project level cash available for distribution. Chapter 11 bankruptcy is a complex process and the Company does not know at this time whether PG&E will seek to reject the PPA or not.  However, PG&E has continued to be in compliance with the remaining terms and conditions of the PPA, including with all payment terms of the PPA up through the date hereof with the exception of services for prepetition services that became due and payable after the chapter 11 filing date. It remains possible that at any time during the chapter 11 proceeding, PG&E may decide to cease performing under the PPA and attempt to reject or renegotiate the terms of its contract with the Company. If PG&E rejected the contract and stopped making payments in accordance with the PPA, Mojave could fail in servicing its debt under its project finance agreement, which would also cause a default under the project finance agreement. If not cured or waived, an event of default in the project finance agreement could result in debt acceleration and, if such amounts were not timely paid, the DOE could decide to foreclose on the asset. The PG&E bankruptcy has heightened the risk that project level cash distributions could be restricted for an undetermined period of time, thereby impacting the corporate liquidity and corporate leverage of the Company. Mojave project cash distributions to the corporate level normally takes place at the end of the year, the last distribution received at the corporate level took place in December 2018. Unless the event or default is cured or waived, distributions may not be made during the pendency of the bankruptcy. Such events may have a material adverse effect on the business, financial condition, results of operations and cash flows of the Company.

On January 29, 2019, the Company entered into an agreement with Abengoa under the ROFO Agreement for the acquisition of Befesa Agua Tenés, S.L.U., a holding company which in turn owns a 51% stake of Tenes, a water desalination plant in Algeria, similar in several aspects to the Skikda and Honaine plants. Closing of the acquisition is subject to conditions precedent, including the approval by the Algerian administration. At this stage, the Company cannot guarantee it we will obtain this approval nor the expected timing of such approval. The price agreed for the equity value is $24.5 million, of which $19.9 million were paid in January 2019 as an advanced payment and the rest is expected to be paid once the conditions precedent are fulfilled. If all the conditions precedent were not fulfilled by September 30, 2019, the advanced payment shall be progressively reimbursed by Abengoa through a full cash-sweep of all the dividends to be received and in any case no later than September 30, 2031, together with an annual 12% interest.